AXS Aspect Core Diversified Strategy Fund Class A: EQAAX Class C: EQACX Class I: EQAIX
Summary Prospectus	February 2, 2021

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Statutory Prospectus and Statement of Additional Information and other information about the Fund online at http://www.axsinvestments.com. You may also obtain this information at no cost by calling 1-833-AXS-ALTS (1-833-297-2587) or by sending an e-mail request to info@axsinvestments.com. The Fund's Prospectus and Statement of Additional Information, both dated February 1, 2021, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the AXS Aspect Core Diversified Strategy Fund (the “Fund”) is long term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the section titled "YOUR ACCOUNT WITH THE FUND - Purchase of Shares/Class A Shares Purchase Program", "YOUR ACCOUNT WITH THE FUND - Purchase of Shares/Class C Shares Purchase Programs", "YOUR ACCOUNT WITH THE FUND - Purchase of Shares/Class I Shares", and in "APPENDIX A - Waivers and Discounts Available from Intermediaries" of the Statutory Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	1.00%[1]	None
Redemption fee	None	None	None
Wire fee	$20	$20	$20
Overnight check delivery fee	$25	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees[2]	1.30%	1.30%	1.30%
Distribution and service (Rule 12b-1) fees	0.25%	1.00%	None
Other expenses [3]	1.04%	1.04%	1.04%
Acquired fund fees and expenses	0.04%	0.04%	0.04%
Total annual fund operating expenses	2.63%	3.38%	2.38%
Fees waived and/or expenses reimbursed[4]	(0.89)%	(0.89)%	(0.89)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[4]	1.74%	2.49%	1.49%

[1]	Class C Shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on any shares sold within 12 months of the date of purchase.
[2]	The Fund’s “Management Fees” include a management fee paid to the advisor by the Fund’s consolidated wholly-owned subsidiary (“Subsidiary”), at the annual rate of 1.30% of the Subsidiary’s average daily net assets. The advisor has contractually agreed, for so long as the Fund invests in the Subsidiary, to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the advisor by the Subsidiary. This undertaking may not be terminated by the advisor as long as the investment advisory agreement between the Subsidiary and the advisor is in place unless the advisor obtains the prior approval of the Trust’s Board of Trustees.
[3]	“Other expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates. “Other Expenses” include expenses of the Fund’s Subsidiary other than management fees paid by the Subsidiary to the advisor, which are included in “Management Fees” in the table above.
[4]	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation expenses) do not exceed 1.70%, 2.45% and 1.45% of the average daily net assets of Class A, Class C and Class I shares of the Fund, respectively. This agreement is effective until January 31, 2022, and it may be terminated before that date only by the Trust’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Similarly, the predecessor fund’s advisor, Equinox Institutional Asset Management, LP (“Equinox”), is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by Equinox to the predecessor fund prior to the predecessor fund’s reorganization on November 8, 2019, for a period ending three years after the date of the waiver of payment, In each case, such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first. Any reimbursement of fees waived or payments made by Equinox to the predecessor fund prior to the reorganization must be approved by the Trust’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class A and Class C shares and $100,000 (initial investment minimum) in Class I shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A Shares	$742	$1,266	$1,815	$3,306
Class C Shares	$252	$956	$1,684	$3,607
Class I Shares	$152	$657	$1,190	$2,648

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class C Shares	$355	$956	$1,684	$3,607

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective primarily by investing directly or indirectly in a diversified portfolio of futures contracts and futures-related instruments such as forwards and swaps in broadly diversified global (i.e. U.S. and non-U.S.) markets across four major asset classes: commodities, currencies, fixed income and stock indices (the “Futures Portfolio”). The Fund either invests directly in those instruments, or indirectly by investing via a swap or via its wholly-owned subsidiary (the “Subsidiary”) which may then invest in such assets directly or indirectly.

Futures contracts and futures related instruments only require a much smaller amount of margin to be provided relative to the economic exposure which the futures contract provides to the relevant investment; this may create a leverage effect in the Fund that could lead to increased losses as well as increased gains. As part of its principal investment strategy, the Fund may, directly or indirectly, invest in future contacts and futures-related instruments, the price of which is referenced to securities of foreign issuers, including emerging market issuers. A significant portion of the assets of the Fund will be invested in a fixed income portfolio which may be comprised of: cash, cash equivalents, investment grade corporate bonds and other corporate debt securities of any maturity, securities issued by the U.S. government and its agencies and instrumentalities (normally with one year or less term to maturity), money market securities and other interest-bearing instruments or any derivative instrument meant to track the return of any such instrument (the “Fixed Income Portfolio”). The Fund will generally invest in investment grade fixed income securities rated in the four highest categories by Standard & Poor’s (“S&P”), Fitch Ratings (“Fitch”) or Moody’s Investors Service, Inc. (“Moody’s”). The Fund may also invest, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) and rules under it, in money market funds or other investment companies (such as exchange traded funds) whose assets are comprised primarily of fixed income securities or that seek to track the composition and/or performance of specific fixed income indexes.

The Fund may frequently buy and sell portfolio securities, derivative instruments and other assets to rebalance the Fund’s exposure to the desired market and manage the Fixed Income Portfolio effectively.

Aspect manages the Futures Portfolio and the Subsidiary’s Futures Portfolio by applying the Aspect Core Diversified Program.

The Aspect Core Diversified Program seeks to:

(i)	produce strong capital growth over a medium-term (three to five years) time horizon;

(ii)	identify and take advantage of both rising and falling market prices using a disciplined quantitative investment process;

(iii)	generate returns that are not correlated to the performance of traditional bond and stock markets thereby enhancing the overall risk/return profile when added to traditional investment portfolios; and

(iv)	minimize risk by operating in a variety of markets and asset classes, and by using pre-defined risk controls which take account of factors such as the volatility (a statistical measurement of the dispersion of returns of a financial asset, as measured by the annualized standard deviation of its return) and liquidity of the markets and correlations (a statistical measure of the degree to which the movements in the price of two assets are related to each other) between markets.

The Aspect Core Diversified Program is not applied by Aspect with any preference for any one market. Instead, it aims to capture sustained price moves in whichever market those moves may appear. Risk is therefore allocated on a long-term average basis, taking into account each market’s volatility. These allocations are subject to regular review and may change from time to time at Aspect’s discretion and may be made without prior notification to Fund shareholders.

Aspect’s investment process employs medium-term trend following strategies that seek to identify and profit from price moves in a broad range of highly liquid futures and forward markets across the commodity, currency, fixed income and equity asset classes by taking either a long or short position in each given market. Trend following strategies generally seek to identify the general direction of one or more global market segments (either up or down) using indicators such as current market prices and moving average prices, and buy or sell investments based on the assessment of these trade signals as determined before a trade is made. Trend following generally focuses on the direction of an investment or global market segment already gone and not the direction it may go. The value of a “long” position in a futures or forward market will increase (decrease) in correspondence with an increase (decrease) in the price of underlying asset on which the futures or forward contract is derived. The value of a “short” position in a futures or forward market will decrease (increase) in correspondence with an increase (decrease) in the price of the underlying asset on which such futures or forward contract is derived.

Aspect utilizes an automated system to collect, process and analyze the market price data concerning the commodities, currencies, fixed income and equity asset classes.

By maintaining comparatively small exposure to any individual market and maintaining positions in a variety of futures and forward contracts, Aspect aims to achieve long term diversification within the Futures Portfolio.

The Fund may make some or all of its investments in the Futures Portfolio through the Subsidiary. Applicable federal tax requirements generally limit the degree to which the Fund may invest in the Subsidiary to an amount not exceeding 25% of its total assets. Generally, the Subsidiary will primarily invest directly or indirectly in commodity futures, but it may also invest in swaps, financial futures, foreign exchange currency forwards, U.S. government securities, money market funds, and/or other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Through investing in the Subsidiary, the Fund, will among other things, be able to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments (including commodity futures), however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives (including commodity futures) that are applicable to the Fund’s transactions in derivatives. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

The Fund’s return will be derived principally from changes in the value of securities and other instruments held in the Fund’s portfolio (including its investment in the Subsidiary), and the Fund’s assets will consist principally of securities. The Sub-Advisor may engage in frequent buying and selling of portfolio holdings to achieve the Fund’s investment objective.

Principal Risks of Investing

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Market risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Sub-advisor strategy risk. The performance of the Fund’s Futures Portfolio depends primarily on the ability of the Sub-Advisor to anticipate price movements in the relevant markets and underlying derivative instruments and futures and forward contracts. Such price movements may be volatile and may be influenced by, among other things:

•	changes in interest rates;
•	governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies;
•	weather and climate conditions;
•	natural disasters, such as hurricanes;
•	changing supply and demand relationships;
•	changes in balances of payments and trade;
•	U.S. and international rates of inflation and deflation;
•	currency devaluations and revaluations;
•	U.S. and international political and economic events; and
•	changes in philosophies and emotions of various market participants.

The Sub-Advisor’s investment process may not take all of these factors into account. The successful use of futures contracts and other derivatives draws upon the Sub-Advisor’s skill and experience with respect to such instruments and are subject to special risk considerations.

The trading decisions of the Sub-Advisor are based in part on mathematical models, which are implemented as automated computer algorithms that the Sub-Advisor has developed over time. The successful operation of the automated computer algorithms on which the Sub-Advisor’s trading decisions are based is reliant upon the Sub-Advisor’s information technology systems and its ability to ensure those systems remain operational and that appropriate disaster recovery procedures are in place. Further, as market dynamics shift over time, a previously highly successful model may become outdated, perhaps without the Sub-Advisor recognizing that fact before substantial losses are incurred. There can be no assurance that the Sub-Advisor will be successful in maintaining effective mathematical models and automated computer algorithms.

There is no assurance that the Fund’s investment in a derivative instrument with leveraged exposure to certain investments and markets will enable the Fund to achieve its investment objective.

Derivatives risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

Commodities risk. Exposure to the commodities markets (including financial futures markets) through investments in futures may subject the Fund to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; and governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies. The commodity markets are subject to temporary distortions and other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day and the size of contract positions taken. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

Counterparty risk. The derivative contracts entered into by the Fund or the Subsidiary may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Volatility risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s NAV per share to experience significant increases or declines in value over short periods of time. The Fund’s NAV is expected over short-term periods to be volatile because of the significant use of direct and indirect investments that have a leveraging effect. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. Rapid and dramatic price swings will result in high volatility. The Fund’s returns are expected to be volatile; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions and investors may suffer a significant and possibly a complete loss on their investment in the Fund.

Short sales risk. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. Shorting options or futures may have an imperfect correlation to the assets held by the Fund and may not adequately protect against losses in or may result in greater losses for the Fund’s portfolio.

Subsidiary risk. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not itself subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States, the U.S. states or the Cayman Islands, under which the Fund and Subsidiary are organized and operated, as applicable, could prevent the Fund or the Subsidiary from operating as described in this Prospectus and could negatively affect the Fund and its shareholders.

Tax risk. To qualify for the tax treatment available to regulated investment companies under the Code, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income.” Income derived from direct investments in commodities is not “qualifying income.” In addition, the Internal Revenue Service (the “IRS”) has issued a revenue ruling concluding that income and gains from certain commodity-linked derivatives does not constitute “qualifying income.” Investment through the Subsidiary is expected to allow the Fund to gain exposure to the commodity markets within the limitations of the federal tax law requirements applicable to regulated investment companies. The tax treatment of the Fund’s investment in the Subsidiary could nevertheless be adversely affected by future legislation or Treasury regulations.

Investment through the Subsidiary may affect the timing and character of income and gain recognized by the Fund, and of distributions to shareholders. For example, the tax treatment of any gains/losses from trading in 1256 futures contracts, such as exchange-traded commodity futures contracts, are generally taxed 60% as long-term capital gains/losses and 40% short term capital gains/losses. However, because the Subsidiary is a “controlled foreign corporation” for tax purposes, any income or gain recognized in respect of its investments in 1256 futures contracts will be passed through to the Fund as ordinary income, and distributions attributable to such income and gains will generally be taxable to shareholders as ordinary income.

Credit risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.

Currency risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Fixed income securities risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

Foreign investment risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.

Emerging markets risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed markets. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Government intervention and regulatory changes. In response to the global financial crisis that began in 2007, which caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks took steps to support financial markets, including by keeping interest rates low. Similar steps were taken again in 2020 in an effort to support the economy during the coronavirus pandemic. If there is less governmental action in the future to maintain low interest rates and/or actions are taken to raise interest rates, there may be unpredictable and possible negative effects on the markets and the Fund’s investments. In addition, legal and regulatory changes could occur that may adversely affect the Fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. For example, the regulation of derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Fund’s derivative transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect the Fund’s performance. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.

Leveraging risk. Certain Fund transactions, including taking short positions in financial instruments, may give rise to a form of leverage. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had, potentially resulting in the loss of all assets. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Liquidity risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Illiquid assets may also be difficult to value.

OTC trading risk. Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the “over-the-counter” or “OTC” market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Management and strategy risk. The value of your investment depends on the judgment of the Fund’s Sub-Advisors about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Market turbulence resulting from COVID-19. An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund. Any such impact could adversely affect the Fund’s performance and the performance of the securities in which the Fund invests, and may lead to losses on your investment in the Fund.

LIBOR risk. Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR, although it is possible that all or a part of this phase out may be delayed. The unavailability and/or discontinuation of LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. While some instruments may contemplate a scenario in which LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is uncertainty regarding the effectiveness of any alternative methodology. In addition, the unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. The potential effect of the transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined and may adversely affect the Fund’s performance or net asset value.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, Sub-Advisor and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Performance

The Fund acquired the assets and liabilities of the Equinox Aspect Core Diversified Strategy Fund, a series of Equinox Funds Trust (the “Predecessor Fund”), on November 8, 2019. As a result of the acquisition, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the bar chart and the performance table below for the periods prior to November 8, 2019, reflect the performance of the Predecessor Fund.

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Class I shares and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of the SG Trend Index and the Barclay BTOP50 Index. For the relevant periods, the bar chart and the performance table below reflect the performance of the Predecessor Fund prior to the commencement of the Fund’s operations on November 8, 2019. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at the Fund’s website, www.axsinvestments.com or by calling the Fund at 1-833-AXS-ALTS (1-833-297-2587).

Calendar-Year Total Return (before taxes) for Class I Shares

For each calendar year at NAV

Class I Shares
Highest Calendar Quarter Return at NAV	5.40%	Quarter Ended 03/31/20
Lowest Calendar Quarter Return at NAV	(7.51%)	Quarter Ended 12/31/18

Average Annual Total Returns (for periods ended December 31, 2020)	1 Year	5 Year	Since Inception	Inception Date
Class I - Return Before Taxes	1.10%	(1.38)%	(0.04)%	11/05/2014
Class I - Return After Taxes on Distributions*	1.10%	(2.44)%	(1.22)%	11/05/2014
Class I - Return After Taxes on Distributions and Sale of Fund Shares*	0.65%	(1.48)%	(0.48)%	11/05/2014
Class A Shares - Return Before Taxes	(4.98)%	(2.78)%	(2.68)%	08/21/2015
Class C Shares - Return Before Taxes	(0.87)%	(2.36)%	(2.34)%	08/21/2015
SG Trend Index (reflects no deductions for fees, expenses or taxes)**	6.25%	0.46%	1.68%	11/05/2014
Barclay BTOP50 Index (reflects no deductions for fees, expenses or taxes)	4.84%	0.24%	0.87%	11/05/2014

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I Shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I Shares.
**	The Fund’s performance benchmark changed to the SG Trend Index from the Barclay BTOP50 Index. The Fund invests using a trend following program that the Advisor believes is better represented by the SG Trend Index instead of the Barclay BTOP50 Index. The SG Trend Index shows the returns of programs managed by the ten largest trend following commodity trading advisors (“CTAs”), as measured by assets under management, while the Barclay BTOP50 Index shows the returns of the largest programs managed by CTAs, as measured by assets under management, with such programs representing at least 50% of the investable assets of the Barclay CTA Universe. The Advisor believes that based on the quantitative measures of fit and tracking error, the SG Trend Index provides a more suitable measure of the Fund’s performance than the Barclay BTOP50 Index.

Investment Advisor

AXS Investments LLC (the “Advisor” or “AXS”)

Sub-Advisor

Aspect Capital Limited (“Aspect” or the “Sub-Advisor”)

Portfolio Manager of the Advisor

Mark Lacuesta, Head of Product and Research of the Advisor, has been a portfolio manager of the Fund since January 2020.

Portfolio Managers of the Sub-Advisor

As a systematic investment advisor, Aspect has no individual discretionary portfolio managers. Instead, all portfolio and investment procedures for the Futures Portfolio of the Fund and the Predecessor Fund are overseen by Aspect’s risk management committee. This committee includes the following Aspect Board-level members: Anthony Todd, Chief Executive Officer, and Martin Leuck, Research Director.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A and C Shares
Direct Regular Accounts	$2,500	$500
Direct Retirement Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$500
Class I Shares
All Accounts	$5,000	None

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.